AGREEMENT OF LEASE

made as of this 18th day of December 1996, by and between WE'RE ASSOCIATES COMPANY, a New York general partnership having its principal office at 100 Jericho Quadrangle, Jericho, New York 11753, hereinafter referred to as "Landlord" and CRESCENT PUBLIC COMMUNICATIONS, INC., a New York corporation with offices located at 101 Park Avenue, Suite 2507, New York, NY 10178, hereinafter referred to as "Tenant".

         WITNESSETH:   Landlord and Tenant hereby covenant and agree as follows:

SPACE

         1. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord the space consisting of a portion of the 1st floor substantially as shown on the rental plan initialed by the parties and made part hereof as
Exhibit 1 in the building known as 6 Nevada Drive, "C" Building, Lake Success, New York (the "Building"), as hereinafter referred to as the "demised premises". The parties agree that for all purposes of this lease the demised premises consist of 23,275 of rentable square feet. Tenant shall also be permitted to use, on a non-exclusive basis, in common with other tenants at the Building, the common facilities of the Building. Such use of such facilities shall be subject to such reasonable rules, regulations and procedures governing the use thereof as Landlord shall from time to time promulgate.

TERM

         2. The term of this lease (the "Demised Term") shall commence on February 1, 1997 hereinafter referred to as the "Term Commencement Date", and shall terminate on January 31, 2007 hereinafter referred to as the "Expiration Date", unless earlier terminated or extended as provided herein.

                  Tenant may occupy all or part of the demised premises prior to the Term Commencement Date, such occupancy shall be deemed to be under all of the terms, covenants, and conditions of this lease, excluding the covenant to pay rent for the period from the commencement of said use or occupancy until the Term Commencement Date.

RENT

         3. a. Subject to paragraph b of this Article, Article 8, and Article 9.d. hereof, the annual rental rate payable by Tenant shall be $128,012.50. Tenant agrees to pay such rent in equal monthly installments each in advance on the first day of each calendar month during the Demised Term at the office of Landlord, except that Tenant shall pay the first monthly installment on execution hereof. Tenant shall pay the rent as above and as hereinafter provided, without any set off or deduction whatsoever. As used herein, the term "Lease Year" shall mean each consecutive twelve (12) calendar month period, the first such period commencing on the Term Commencement Date

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and ending on the day  immediately  preceding the first  anniversary of the Term
Commencement Date; provided, however, if the Term Commencement Date shall be a date other than the first day of a calendar month, then the first Lease Year shall commence on the Term Commencement Date and shall end on the last day of the month in which the first anniversary of the Term Commencement Date shall occur.

                  b. The fixed annual rent set forth in paragraph a of this Article hereof shall be increased, on each anniversary of the Term Commencement Date throughout the demised Term (including any renewal period) by an amount equal to Five Thousand Eight Hundred and Eighteen Dollars and Seventy-Five Cents ($5,818.75). This yearly increase shall include all prior escalations pursuant to this Article 3.b. and shall be paid to Landlord as additional rent in equal monthly installments. As an example, the annual rental rate shall be $133,831.25 after the first anniversary of the Term Commencement Date, and $139,650 after the second anniversary of the Term Commencement Date.

                  c. If Tenant shall fail to pay when due any installment of fixed annual rent or any payment of additional rent for a period of twenty (20) days after such installment or payment shall have become due, Tenant shall pay interest thereon at the lesser rate of (a) two percent (2%) per annum in excess of the prime interest rate of Citibank, N.A., as publicly announced from time to time or, if Citibank, N.A. shall cease to exist or announce such rate, any similar rate designated by Landlord which is publicly announced from time to time by any other bank in the City of New York having combined capital and surplus in excess of One Hundred Million and legally contract to pay, from the date when such installment or payment shall have become due to the date of the payment thereof; and such interest shall be deemed additional rent. In addition, Tenant shall pay to Landlord a one time late fee in the amount of five percent (5%) of such overdue amount to compensate Landlord for its administrative costs associated with such failure to timely pay. Such fee shall be deemed additional rent and shall be payable immediately upon demand. This provision is in addition to all other rights or remedies available to Landlord for nonpayment of fixed annual rent or additional rent under this lease and at law and in equity.

USE
         4. The Tenant shall use and occupy the demised premises only for administrative and general offices and the general operation of pay telephones and associates business and for no other purpose.

LANDLORD'S ALTERATIONS FOR TENANT, SPRINKLER MODIFICATIONS

         5. a. Landlord will perform the work and make the installations as set forth on the Estimate Sheet annexed hereto, which is sometimes hereinafter referred to as "Landlord's Initial Construction". Tenant shall contribute the sum of Fifty Thousand ($50,000) Dollars toward Landlord's Initial Construction
("Tenant's Contribution) and the remainder of Landlord's Initial Construction shall be paid for by Landlord. Tenant's Contribution shall be paid by Tenant to Landlord as additional rent within five (5) days of the Term Commencement Date.

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                  b. If the New York Board of Fire Underwriters or the Insurance
Services Office or any bureau, department or official of the federal, state or city government require or recommend any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied to the existing sprinkler system and/or the sprinkler system to be installed as part of any work to be performed by Tenant in connection with Tenant's occupancy of the demised premises, or by reason of Tenant's use of the demised premises or of any other reason (the "Sprinkler Modifications"), or if any Sprinkler Modifications become necessary to present the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by said Underwriter, official or by any fire insurance company, Tenant shall, at Tenant's sole expense, promptly make the Sprinkler Modifications as required, whether the work involved shall be structural or non-structural in nature.

HEAT, WATER AND UTILITIES

         6. The Tenant shall provide, at its sole cost and expense, fuel, heat, air conditioning, ventilation, water, electricity and other utilities necessary for the use and occupancy of the demised premises.

PARKING FIELD

         7. Tenant shall have the right to use fifty-four (54) parking spaces for the parking of automobiles of the Tenant, its employees and invitees, in the parking area shown on the Parking Plan annexed hereto and made a part hereof, subject to the Rules and Regulations now or hereafter adopted by Landlord. Tenant shall not use nor permit any of its officers, agents or employees to use any parking area other than as shown on the Parking Plan.

TAXES, PAYMENT OF ADDITIONAL RENT

         8. a. The Tenant shall pay to the Landlord as additional rent a sum equal to twenty-five (25%) percent of all Taxes with respect to the Building (based on the ratio of the demised premises area of 23,275 square feet to the Building Area of 93,100 square feet) during and applicable to the Demised Term.

                  b. As used in and for the purposes of this Article 8, the following definition shall apply:

                  The term "taxes" shall be deemed to include all real estate taxes and assessments, special or otherwise and sewer rents, upon or with respect to the Building and the land allocated to it including all parking areas (hereinafter called the "Real Property"). If, due to any change in the method of taxation, any franchise, income, profit, sales, rental use and occupancy, or other tax shall be substituted for, or levied against Landlord or any owner of the Building or the Real

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Property in lieu of, any real estate taxes,  assessments  or sewer rents upon or with respect to the Real Property, such tax shall be included in the term Taxes for the purposes of this Article.

                  c. Tenant shall pay to Landlord as additional rent $5,909.37 per month which is its share of taxes as warranted by Landlord in subparagraph v of this Article 8. Landlord shall render to Tenant a statement containing a revised computation of additional rent due under this Article ("Landlord's Statement") at any time and from time to time as such becomes due. Within twenty
(20) days after the rendition of the Landlord's Statement which shows additional rent to be payable, Tenant shall pay to Landlord the amount of such additional rent. On the first day of each month following rendition of each Landlord's Statement, Tenant shall pay to Landlord, on account of the potential additional rent, a sum equal to one-twelfth (1/12th) of the annualized additional rent last paid by Tenant

                           i.  Following each Landlord's Statement, Tenant shall
be debited with any additional rent shown on such Landlord's Statement to be payable, and credited with the aggregate amount paid by Tenant in accordance with the provisions of subsection 8.c.i above on account of the potential additional rent.

                           ii.  The obligations of Landlord and Tenant under the
provisions of this Article 8 with respect to any additional rent for any Lease Year shall survive the expiration or any sooner termination of the Demised Term.

                           iii. In the event that Tenant challenges the amount
of additional rent payable pursuant to this Article 8, then, as a condition precedent to the submission of a dispute as to such amount to judicial review, and pending the determination of any dispute, Tenant shall promptly pay the additional rent as demanded by Landlord. After such determination, any adjustment in the disputed amount shall be made within thirty (30) days.

                           v. Landlord hereby warrants that the taxes applicable
to the total Building are currently follows:

                              1.      1996 Town Tax: $53,670.74;
                              2.      1996/97 School Tax: $171,061.37; and
                              3.      1996/97 Village Tax: $58,917.60

LANDLORD'S MAINTENANCE OF LANDSCAPING, ROADS, STREETS, PARKING AREA, AND FIRE INSURANCE ON BUILDING

         9. a. Landlord will maintain in good condition the roof of the Building and all landscaping, curbing, sidewalks, roads (including, without limitation, the ring-road system servicing the Lake Success Quadrangle), surface drainage and sanitary waste disposal facilities, water mains, fire hydrants and all other areas and facilities used in common by the occupants of the Building and Lake Success Quadrangle and will furnish and maintain necessary outside lighting to such areas and will generally keep clean and remove snow and sand ice therefrom:

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                  b. Landlord  will maintain in good  condition the parking area demised to the Tenant herein, and the driveway and loading ramps serving the demised premises, including snow removal therefrom for the demised premises.

                  c. Landlord shall provide insurance on the Building and Improvements (Tenant shall insure its personal property pursuant to Article 27 hereof). Such policies shall be issued in the name of Landlord and the mortgagee as their respective interest might appear. Tenant shall not do anything, permit anything to be done, in or about the demised premises which shall (i) invalidate or be in conflict with the provisions of any fire or other insurance policies covering the Building or any property located therein, or (ii) result in a refusal by fire insurance companies of good standing to insure the Building or any such property in amounts reasonably satisfactory to Landlord, or (iii) subject Landlord to any liability or responsibility for injury to any person or property located therein at the beginning of the Demised Term or at any time thereafter. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations, or requirements of the New York Board of Fire Underwriters and the New York Fire Insurance Rating Organization or any similar body. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Landlord by reason of Tenant's failure to comply with the provisions of this
Article 9 and if by reason of such failure the fire insurance rate shall at the beginning of this lease or at any time thereafter be higher than it otherwise would be, then Tenant shall reimburse landlord, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of such failure by Tenant, and shall make such reimbursement upon the first day of the month following such outlay by Landlord. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make up" of rates applicable to the Building or property located therein issued by the New York Fire Insurance Rating Organization, or other similar body fixing such fire insurance rates, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to the Building or property located therein.

                  d. Tenant will pay to Landlord as additional rent for the services described in Article 9(a), (b), and (c) above the sum of $25,602.50 per year, payable in equal monthly installments of $2,133.54 as additional rent.

                  e. Landlord shall submit all claims as necessary under the applicable insurance policy and shall promptly apply all insurance proceeds to repair and restore the Building.

LANDLORD'S REPAIRS

         10. Landlord shall make all structural repairs to the demised premises, during the term of this lease with the exception of any structural repairs required as a result of the gross negligence of Tenant, its agents, officers, employees, patrons, or licensees. Landlord shall make all repairs to and maintain Building heating, ventilation, and air conditioning system.

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TENANT'S REPAIRS

         11. a. Tenant shall, throughout the Demised Term, take good care of the demised premises and the fixtures and appurtenances therein and, at Tenant's sole cost and expense, make all non-structural repairs thereto, and, as required, non-structural replacements thereof, as and when needed to preserve the same in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty, excepted. Tenant shall also repair all damage to the Building caused by the moving of Tenant's fixtures, furniture or equipment. Any repairs or replacements to be made by Tenant shall be made with reasonable diligence, in a good and workmanlike manner and so as not to unreasonably interfere with any other tenant's use and occupancy of the Building. Notwithstanding the foregoing, Tenant shall repair promptly at Tenant's sole cost and expense, to the reasonable satisfaction of Landlord, (i) all damage or injury to any part of the Building or to the fixtures, equipment and appurtenances thereof, excluding structural repairs, caused by or resulting from carelessness, omission, neglect, or improper conduct of Tenant, its agents, employees, invitees, or licensees; and (ii) all structural repairs required as a result of the gross negligence of Tenant, its agents, employees, invitees, or licensees.

                  b. Tenant shall, at its sole cost and expense, clean and provide the maintenance for the demised premises to Landlord's reasonable satisfaction, including, without limitation, the removal of Tenant's garbage, refuse and trash from the demised premises and the Building in accordance with all applicable laws. Landlord shall not be obligated at any time to clean or have exterminated any part of the demised premises all of which Tenant shall cause to be kept clean, free from obnoxious odors and exterminated by Tenant at its sole cost and expense.

                  c. Except as provided in Article 24 hereof, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making any repairs, alterations, additions or improvements in or to any portion of the Building or the demised premises, or in or to fixtures, appurtenances, or equipment thereof. Subject to subparagraph e. of Article 9 and except as provided in Article 24, there shall be no liability upon Landlord for failure of Landlord or others to make any repairs, alterations, additions or improvements in or to any portion of the Building or of the demised premises, or in or to the fixtures, appurtenances or equipment thereof. Any repairs which Tenant may be required to carry out pursuant to the terms hereof may, at Landlord's option, be made by Landlord at the expense of Tenant, and the expenses thereof incurred by Landlord shall be collectible as additional rent after the rendition of a bill or statement therefor.

FLOOR LOADING

         12. The emplacement of any equipment which will impose an evenly distributed floor load in excess of 100 pounds per square foot shall be done only after written permission is received from the Landlord. Such permission will be granted only after adequate proof is furnished by a professional engineer that such floor loading will not endanger the structure.

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FIXTURES AND INSTALLATIONS

         13. All appurtenances, fixtures, improvements, additions and other property attached to or built into the demised premises, whether by Landlord or Tenant or others, and whether at Landlord's expense, or Tenant's expense, or the joint expense of Landlord and Tenant, shall become and remain the property of Landlord, and shall remain upon and be surrendered with the demised premises unless Landlord, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to have them removed by Tenant, in which event, the same shall be removed from the premises by Tenant forthwith, at Tenant's expense. Nothing in this Article shall be construed to prevent Tenant's removal of trade fixtures, but upon removal of any such trade fixtures from the premises or upon removal of other installations as may be required by Landlord, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the Building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the premises at Tenant's expense. Tenant shall, at Landlord's option exercised by written notice to Tenant given no later than thirty (30) days prior to the Expiration Date, restore the lobby being constructed by Tenant at Tenant's entrance to the Building to the condition existing as of the date hereof. All the outside walls of the demised premises including corridor walls and the outside entrance doors to the demised premises, any balconies, terraces or roofs adjacent to the demised premises, and any space in the demised premises used for shafts, stacks, pipes, conduits, ducts or other building facilities, and the use thereof, as well as access thereto in and through the demised premises for the purpose of operation, maintenance, decoration and repair, are expressly reserved to Landlord, and Landlord does not convey any rights to Tenant therein. Notwithstanding the foregoing, Tenant shall enjoy full right of access to the demised premises through the public entrances, public corridors and public areas within the Building.

ALTERATIONS

         14. a. Tenant shall make no alterations, installations, additions or improvements in or to the demised premises costing in excess of $10,000 without Landlord's prior written consent (which consent shall not be unreasonably withheld), and then only by contractors or mechanics approved by Landlord and at such times and in such manner as Landlord may from time to time designate. Landlord shall have the right to make inspections of any such work being carried out by Tenant or on Tenant's behalf at any reasonable time during the progress of such work.

              b. All installations or work done by Tenant shall be done in a good and workmanlike manner and shall at all times comply with:

                           1. Laws, rules, orders and regulations of
governmental authorities having jurisdiction thereof.

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                           2. Rules and regulations of Landlord.

                           3. Plans and specifications prepared by and at the
expense of Tenant theretofore submitted to Landlord for its prior written approval in compliance with subparagraph a of this Article. No such installations or work shall be undertaken, started or begun by Tenant, its agents, servants or employees, until Landlord has approved such plans and specifications; and no amendments or additions to such plans and specifications shall be made without the prior written consent of Landlord, and shall be subject to Landlord's supervisory fee charge, which shall not exceed 10% of the cost of such alteration.

                               Tenant agrees that it will not, either directly
or indirectly, use any contractors  and/or labor and/or materials if the use of
such contractors and/or labor  and/or   materials  would  or  will  create  any
difficulty with other contractors and/or labor engaged by Tenant or Landlord or others in the construction, maintenance and/or operation of the Building or any part thereof. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Landlord and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workmen's compensation, general liability, personal and property damage insurance as Landlord may require. At Landlord's request, Tenant agrees to obtain and deliver to Landlord, written and unconditional waivers of mechanic's, liens upon the real property in which the demised premises are located, for all property in which the demised premises are located, for all work, labor and services performed and materials furnished in connection with such work after payment therefore, signed by all contractors, sub-contractors, materialmen and laborers involved in such work. Notwithstanding the foregoing, if any mechanic's lien is filed against the demised premises, or the Building, for work claimed to have been done for, or materials furnished to Tenant whether or not done pursuant to this Article the same shall be discharged by Tenant within ten days thereafter, at Tenant's expense, by filing the bond required by law.

                  c. Anything contained herein to the contrary notwithstanding, Tenant shall make no alterations, declarations, installations, additions or improvements in or to the demised premises which shall in any way affect utility services or plumbing and electrical lines. Moreover, Landlord shall not be deemed to have acted unreasonably for withholding consent to any alterations, decorations, installations, additions or improvements which: (i) involve or might affect any structural or exterior element of the Building outside the demised premises or the Building, or (ii) will require unusual expense to readapt the demised premises to normal office use on the expiration of the Demised Term or increase the cost of construction or of insurance or taxes on the Building or of the services called for hereunder unless Tenant first gives assurances acceptable to Landlord for payment of such increased cost and that such readoption will be made prior to the Expiration Date without expense to Landlord.


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REQUIREMENTS OF LAW

         15. a. Tenant shall not do, and shall not permit Persons Within Tenant's Control to do, any act or thing in or upon the demised premises or the Building which will invalidate or be in conflict with the certificate of occupancy for the demised premises or the Building or violate any Requirements. Tenant shall, at Tenant's sole cost and expense, take all action, including making any required alterations necessary to comply with all Requirements
(including, but not limited to, applicable terms of the Americans With Disabilities Act of 1990 (the "ADA"), as modified and supplemented from time to 4time) which shall impose any violation, order or duty upon Landlord or Tenant arising from, or in connection with, the demised premises, Tenant's occupancy, use or manner of use of the demised premises (including, without limitation, any occupancy, use or manner of use that constitutes a "place of public accommodation" under the ADA), or any installations in the demised premises, or required by reason of a breach of any of Tenant's covenants or agreements under this lease, whether or not such Requirements shall now be in effect or hereafter enacted or issued, and whether or not any work required shall be ordinary or extraordinary or foreseen or unforeseen at the date hereof. Notwithstanding the preceding sentence, Tenant shall not be obligated to perform any structural alterations necessary to comply with any Requirements, unless compliance shall be required by reason of (I) any cause or condition arising out of any alterations or installations in the demised premises (whether made by Tenant or by Landlord on behalf of Tenant), or (ii) Tenant's particular use, manner of use or occupancy on behalf of Tenant of the demised premises, or (iii) any breach of any of Tenant's covenants or agreements under this lease, or (iv) any wrongful act or omission by Tenant or Persons Within Tenant's Control, or (v) Tenant's use or manner of use or occupancy of the demised premises as a "place of public accommodation" within the meaning of the ADA.

                  b. Tenant covenants and agrees that Tenant shall, at Tenant's sole cost and expense, comply at all times with all Requirements governing the use, generation, storage, treatment and/or disposal of any "Hazardous Materials" (as defined below), the presence of which results from or in connection with the act or omission of Tenant or Persons Within Tenant's Control or the breach of this lease by Tenant or Persons Within Tenant's Control. The term Hazardous Materials shall mean any biologically or chemically active or other toxic or hazardous wastes, pollutants or substances, including, without limitation, asbestos, PCB, petroleum products and by-products, substances defined or listed as "hazardous substances" or "toxic substances" or similarly identified in or pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. '9601 et seq., and as hazardous wastes under the Resource Conservation and Recovery Act, 42 U.S.C. '6010 et seq., any chemical substance or mixture regulated under the Toxic Substance Control Act of 1976, as amended, 15 U.S.C. 2601, et seq., any "toxic pollutant" under the Clean Water Act, 33 U.S.C. '466 et seq., as amended, any hazardous air pollutant under the Clean Air Act, 42 U.S.C. '7401 et seq., hazardous materials identified in or pursuant to the Hazardous Materials Transportation Act, 49 U.S.C. '1802, et seq., and any hazardous or toxic substances or pollutant regulated under any other Requirements. Tenant shall agree to execute, from tine to time, at Landlord's request, affidavits, representations and the like concerning Tenant's best knowledge and belief regarding the presence of Hazardous Materials in, on, under or about the demised premises, the Building or the Real Property. Tenant shall indemnify and hold harmless all Indemnities from and against any loss, cost, damage, liability or expense (including attorneys' fees and disbursements) arising by reason of any clean up, removal, remediation, detoxification action or any other activity required or recommended of any Indemnities by any Governmental Authority by reason of the presence in or about the Building or the demised premises of any Hazardous Materials, as a result of or in connection with the act or omission of Tenant or Persons Within Tenant's Control or the breach of this lease by Tenant or Persons Within Tenant's Control. However, notwithstanding anything to the contrary contained in this paragraph, the provisions of this paragraph shall only apply and be limited to the extent any such failure to comply therewith is caused by Tenant or Persons Within Tenant's Control, and shall not apply to any violation which may have existed prior to the execution of this lease. Furthermore, Landlord covenants and agrees that the Building and/or the demised premises do not contain levels of asbestos containing materials or any other Hazardous Materials above or exceeding Requirements. If at any time during the Demised Term, or any renewals thereof, it is determined that the levels of asbestos containing materials or any other Hazardous Materials exceed any such Requirements, Tenant shall have the right and option to terminate this Lease immediately upon such occurrence, with written notice to Landlord. The foregoing covenants and indemnity shall survive the expiration or any termination of this lease.

                  c. If Tenant shall receive notice of any violation of, or defaults under, any Requirements, liens or other encumbrances applicable to the demised premises, Tenant shall give prompt notice thereof to Landlord.

                  d. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business and if the failure to secure such license or permit would, in any way, affect Landlord or the Building, then Tenant, at Tenant's expense, shall promptly procure and thereafter maintain, submit for inspection by Landlord, and at all times comply with the terms and conditions of, each such license or permit.

                  e. Tenant, at Tenant's sole cost and expense and after notice to Landlord, may contest, by appropriate proceedings prosecuted diligently and in good faith, the legality or applicability of any Requirement affecting the demised premises provided that: (a) neither Landlord nor any Indemnitee, shall be subject to criminal penalties, nor shall the Real Property or any part thereof be subject to being condemned or vacated, nor shall the certificate of occupancy for the demised premises or the Building be suspended. or threatened to be suspended, by reason of non-compliance or by reason of such contest; (b) before the commencement of such contest, if Landlord or any Indemnities may be subject to any civil fines or penalties or if Landlord may be liable to any independent third party as a result of such non-compliance, then Tenant shall] furnish to Landlord either (I) a bond of a surety company satisfactory to Landlord, in form and substance reasonably satisfactory to Landlord, and in an amount at least equal to Landlord's estimate of the sum of (A) the cost of such compliance, (B) the penalties or fines that may accrue by reason of such non-compliance (as reasonably estimated by Landlord) and (C) the amount of such liability to independent third parties, and shall indemnify Landlord (and any Indemnities) against the cost of such compliance and liability resulting from or incurred in connection with such contest or non-compliance; or (ii) other security satisfactory in all respects to Landlord;
(c) such non-compliance or contest shall not constitute or result in a violation (either with the giving of notice or the passage of time or both) of the terms of any mortgage or superior lease affecting the Building, or if such superior lease or mortgage conditions such non-compliance or contest upon the taking of action or furnishing of security by Landlord, such action shall be taken or such security shall be furnished at the expense of Tenant; and (d) Tenant shall keep Landlord regularly advised as to the status at such proceedings.

                  f. For the purposes of this Article, and elsewhere in this lease, (I) the term "Persons Within Tenant's Control" shall mean and include Tenant, all of Tenant's respective principals, officers, agents, contractors, servants, employees, licensees and invitees; (ii) the term "Requirements" shall mean all present and future laws, ordinances, requirements, orders, directives, rules and regulations of federal, state, county and city governments and of all other governmental authorities having or claiming jurisdiction over the Real Property; (iii) the term 'Indemnities" shall mean Landlord, its trustees, partners, shareholders, officers, directors, employees, agents and contractors and the managing agent, if any (and the partners, shareholders, officers, directors and employees and contractors of such managing agent), of Landlord; and (iv) the term "Governmental Authority" shall mean The United States of America, the State of New York, the County of Nassau, the Village of Lake
Success, any political subdivision thereof and any agency, department, commission, board, bureau or instrumentality of any of the foregoing, now existing or hereafter created, having jurisdiction over the Building, the Real Property, or any portion thereof.

END OF TERM

         16. a. Upon the expiration or other termination of the Demised Term, Tenant shall quit and surrender to Landlord the demised premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all of its property, and shall repair all damage to the demised premises or the Building occasioned by such removal. Any property not removed from the premises shall be deemed abandoned by Tenant and may be disposed of in any manner deemed appropriate by the Landlord. Tenant expressly waives, for itself and for any person claiming through or under Tenant, any rights which Tenant or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any successor law of like import then in force, in connection with any holdover summary proceedings which Landlord may institute to enforce the foregoing provisions of this Article. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the Demised Term. If the last day of the Demised Term or any removal hereof falls on Sunday or a legal holiday, this lease shall expire on the business day immediately preceding.

                  b. Tenant acknowledges that possession of the demised premises must be surrendered to Landlord at the expiration or sooner termination of the Demised Term. Tenant hereby agrees to indemnify and save Landlord harmless against any and all costs, damages, claims, loss or liability resulting from delay by Tenant in so surrendering the demised premises, including, without limitation, any claims made by any succeeding tenant, founded on such delay. The parties recognize and agree that the damage to landlord resulting from any failure by Tenant timely to surrender possession of the demised premises as aforesaid will be extremely substantial, will exceed the amount of monthly rent theretofore payable hereunder, and will be impossible of accurate measurement. Tenant therefore agrees that if possession of the demised premises is not surrendered to landlord on or before the date of the expiration or other termination of the Demised Term, time being of the essence with respect thereto, then, in addition to any other remedies and/or damages otherwise available to Landlord hereunder or at law, Tenant agrees to pay Landlord, for each month and for each portion of any month during which Tenant holds over in the demised premises after expiration or other termination of the Demised Term, a sum equal to two (2) times the rent and additional rent (inclusive of escalations) that was payable per month under this lease during the last month of the term thereof. Nothing contained herein shall be construed to constitute Landlord's consent to Tenant remaining in possession of the demised premises after the expiration or other termination of the Demised Term. Landlord shall be entitled to pursue any action necessary to recover immediate possession of the demised premises notwithstanding Tenant's payment of the aforementioned sum. The aforesaid provisions of this paragraph shall survive the expiration or sooner termination of the demised Term.

QUIET ENJOYMENT

         17. Landlord covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the demised premises during the Demised Term without hindrance or molestation by anyone claiming by or through Landlord, subject, nevertheless, to the terms, covenants and conditions of this lease including, but not limited to, Article 22.

SIGNS

         18. Tenant may place on the outside of the Building a sign in size and type to be approved by the Landlord which approval shall not be unreasonably withheld and which sign shall be in conformity with applicable laws ordinances, and regulations. Tenant shall remove such sign at the expiration or other termination of this Lease and shall repair any damage resulting from the installation, maintenance, or removal of the sign. The exterior of the Building is not a part of the demised premises, and accordingly, Tenant (except pursuant to this Article) may not place or install anything on the exterior of the Building.

RULES AND REGULATIONS

         19. Tenant and Tenant's agents, employees, visitors, and licensees shall faithfully comply with the Rules and Regulations set forth on Schedule A annexed hereto and made part hereof, and with such further reasonable Rules and Regulations as Landlord at any time may make and communicate in writing to Tenant which, in the Landlord's judgment, shall be necessary for the reputation, safety, care or appearance of the Building and land allocated to it or the preservation of good order therein, or the operation or maintenance of the Building, its equipment and such land, or the more useful occupancy or the comfort of the tenants or others in the Building. Landlord shall not be liable to Tenant for the violation of any of said Rules and Regulations, or the breach of any covenant or condition of any lease by any other tenant in the Building. Rules and Regulations shall be uniformly applied where possible.

ASSIGNMENT AND SUBLETTING

         20. a. Tenant, for itself, its successors, undertenants and assigns, (all of the foregoing hereinafter referred to as the "Tenant") expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet the demised premises or any part thereof, or license or permit the demised premises or any part thereof to be used by others, without the prior written consent of the Landlord in each instance (which consent shall not be unreasonably withheld or delayed), and otherwise upon due compliance with the provisions of this Article 20.

                  b. Prior to requesting the approval of Landlord to an assignment or subletting as hereinafter provided, Tenant shall, by notice as provided in Article 34, advise the Landlord of all the terms, covenants and conditions of the Tenant's proposed sublease or assignment.

                  c. Upon Tenant's due compliance with the aforesaid provisions of this Article 20, Landlord agrees not to unreasonably withhold its consent to an assignment or subletting, provided that the Tenant is not then in default under this lease and that the proposed assignee or undertenant is financially responsible, of good reputation and engaged in a business compatible with the business generally carried on in the Building and that the proposed assignment or sublease would not be inconsistent with any agreement previously made with any other tenant, and further provided that such assignee or undertenant shall execute and deliver to Landlord an assumption agreement wherein it agrees to perform all the obligations of the Tenant under this lease in form appropriate for recording.

                  d. No assignment of this lease or underletting of the demised premises shall release or discharge the Tenant hereunder from any of its obligations to be performed under this lease. The consent by Landlord to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting.

                  e. Anything contained in this Article 20 to the contrary notwithstanding, Tenant, without having to obtain the consent of Landlord, may assign this lease to any successor by merger, consolidation or sale of all or substantially all of the assets or stock of Tenant (whether or not Tenant survives such merger, consolidation or sale) and may sublet the demised premises, or assign this lease, to any entity that controls, is controlled by, or is under common control with Tenant, provided that (1) in the case of an assignment, the net worth of the assignee (in the case of a merger, consolidation or sale, after giving effect to such merger, consolidation or sale), is not less than the net worth of the Tenant named herein as of the date hereof, and (2) a copy of said assignment, in recordable form, containing a full assumption by the assignee of all the Tenant's obligations hereunder, or said sublease, as the case may be, is delivered to the Landlord prior to the effective date thereof. Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord regarding the net worth of such assignee, where applicable.

                  f. Except as expressly otherwise provided in Section 20.e hereof, the following shall be deemed an "assignment" of this lease for the purposes of Article 20:

                     i.  an assignment of a part interest in this lease;

                     ii. one or more sales or transfers, by operation of law or otherwise, or creation of new stock or issuance of additional shares of stock, resulting in a transfer of at least fifty-one (51%) percent of the out-standing stock of Tenant, if Tenant is a corporation, or of any corporate subtenant, except that the transfer of the outstanding capital stock of any corporate tenant, or subtenant, shall be deemed not to include the sale of such stock by persons or parties, other than those deemed "affiliates" of Tenant within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended, through the "over-the-counter market" or through any recognized stock exchange;

                     iii. one or more sales or transfers, by operation of law or otherwise, resulting in a transfer of at least fifty-one (51%) percent of the total interests in Tenant, if Tenant is a partnership, or in any partnership subtenant; or

                     iv. Tenant's entering into a takeover agreement affecting this lease.

         For the purposes of this Article 20, a modification, amendment or extension of a sublease shall be deemed a sublease.

                  g. If Tenant assigns, sells, conveys, transfers, mortgages, pledges or sublets this lease, the demised premises, or any portion thereof in violation of this Article 20, or if the demised premises are occupied by anybody other than Tenant, Landlord may collect rent from any assignee, sublessee or anyone who claims a right to this Agreement or letting or who occupies the demised premises, and Landlord shall apply the net amount collected to the annual rental herein reserved; and no such collection shall be deemed a waiver by Landlord of the covenants contained in this Article nor an acceptance by Landlord of any such assignee, sublessee, claimant or occupant as Tenant, nor a release of Tenant from the further performance by Tenant of the covenants contained herein.

LANDLORD'S ACCESS TO PREMISES

         21. a. Landlord or Landlord's agents shall have the right to enter and/or pass through the demised premises at all times to examine the same, to show them to mortgagees, ground lessors, prospective purchasers or lessees or mortgagees of the Building, and to make such repairs, improvements or additions as Landlord may deem necessary or desirable and Landlord shall be allowed to take all material into and upon and/or through said demised premises that may be required therefor. During the one (1) year prior to the expiration of the Demised Term, or any renewal term, Landlord may exhibit the demised premises to prospective tenants or purchasers at all reasonable hours and without unreasonably interfering with Tenant's business. If Tenant shall not be personally present to open and permit an entry into said premises, at any time, when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents may enter the same by a master key, without rendering Landlord or such agent liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property). If during the last month of the Demised Term, Tenant shall have removed all of Tenant's property therefrom, Landlord may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

                  b. Landlord shall also have the right at any time to use, maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets or other public parts of the Building, provided, however, that Landlord shall make no change in the arrangement and/or location of entrances or passageways or other public parts of the Building which will adversely affect in any material manner Tenant's use and enjoyment of the demised premises. Landlord shall also have the right, at any time, to name the Building, to display appropriate signs and/or lettering on any or all entrances to the Building, and to change the name, number or designation by which the Building is commonly known.

                  c. Neither this lease nor any use by Tenant shall give Tenant any right or easement to the use of any door or passage or concourse connecting with any other building or to any public conveniences, and the use of such doors and passages and concourse and of such conveniences may be regulated and/or discontinued at any time and from time to time by Landlord without notice to Tenant.

                  d. The exercise by Landlord or its agents of any right reserved to Landlord in this Article shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this lease, or impose any liability upon Landlord, or its agents, or upon any lessor under any ground or underlying lease, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

                  e. Anything contained in this Article to the contrary notwithstanding, any access to the demised premises by Landlord shall be subject to reasonable prior notice (which may be verbal) except in the event of an emergency, in which event no notice shall be necessary.

SUBORDINATION

     22. a. This lease is subject and subordinate in all respects to all ground leases and/or underlying leases and to all mortgages which may now or hereafter be placed on or affect such leases and/or the Real Property of which the demised premises form a part, or any part or parts of such real property, and/or Landlord's interest or estate therein, and to each advance made and/or hereafter to be made under any such mortgages, and to all renewals, modifications, consolidations, replacements and extensions thereof and all substitution therefor. This subparagraph a. shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall execute and deliver promptly any certificate that Landlord and/or any mortgagee and/or the lessor under any ground or underlying lease and/or their respective successors in interest may request.

                  b. Without limitation of any of the provisions of this lease, in the event that any mortgagee or its assigns shall succeed to the interest of Landlord or of any successor-Landlord and/or shall have become lessee under a new ground or underlying lease, then, at the option of such mortgagee, this lease shall nevertheless continue in full force and effect and Tenant shall and does hereby agree to attorn to such mortgagee or its assigns and to recognize such mortgagee or its respective assigns as its Landlord.

                  c. Tenant shall, at any time and from time to time upon not less than fifteen (15) days' prior notice by Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the rent, additional rent and other charges have been paid in advance, if any, and stating whether or not to the best knowledge of the signer of such certificate Landlord is in default in performance of any covenant, agreement, term, provision or condition contained in this lease and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by any prospective purchaser or lessee of said Real Property or any interest or estate therein, any mortgagee or prospective mortgagee thereof or any prospective assignee of any mortgage thereof. If, in connection with obtaining financing or refinancing for the Building and the land allocated to it, a banking, insurance or other recognized institutional lender shall request reasonable modifications in this lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created.

                  d. Landlord shall use its reasonable best efforts to obtain an agreement (a "Non-Disturbance Agreement") from The Mitsui Trust and Banking Company Limited, the holder of the mortgage encumbering the Real Property, in the form annexed hereto as Exhibit 2, in favor of Tenant, providing in substance that so long as Tenant is not in default under the terms of this lease, the right of possession of Tenant to the demised premises shall not be affected or disturbed by such holder in the exercise of any of its rights under the mortgage or any note secured thereby, and any sale of the Real Property pursuant to the exercise of any rights and remedies under the mortgage or otherwise shall be made subject to Tenant's right of possession under this lease. Such efforts shall include making a written request to each such holder for such Non-Disturbance

Agreement. Landlord shall incur no liability, nor shall this lease or the obligations of Tenant and Landlord hereunder be affected in any manner, in the event Landlord shall be unable to obtain a Non-Disturbance Agreement from the holder of any mortgage in favor of Tenant. Furthermore, Landlord shall not be required to incur any expense (other than a reasonable processing fee) or pay any consideration in order to obtain any Non-Disturbance Agreement in favor of Tenant.

PROPERTY LOSS, DAMAGE, REIMBURSEMENT, INDEMNIFICATION

         23. a. Landlord or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the Building, nor for the loss of or damage to any property of Tenant by theft or otherwise. Landlord or its agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, electrical disturbance, water, rain or snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature, unless caused by or due to the negligence of Landlord, its agents, servants or employees; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in the Building or caused by operations in construction of any private, public or quasi public work; nor shall Landlord be liable for any latent defect in the demised premises or in the Building. If at any time any windows of the demised premises are temporarily closed or darkened incident to or for the purpose of repairs, replacements, maintenance and/or cleaning in, on, to or about the Building or any part or parts thereof, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall reimburse and compensate Landlord as additional rent for all expenditures made by, or damages or fines sustained or incurred by Landlord due to non-performance or non-compliance with or breach or failure to observe any term, covenant or condition of this lease upon Tenant's part to be kept, observed, performed or complied with. Tenant shall give immediate notice to Landlord in case of fire or accidents in the demised premises or in the Building or of defects therein or in any fixtures or equipment. Insert 23 b and c

                  b. Tenant shall indemnify and save harmless Landlord against and from any and all claims by and on behalf of any person or persons, firm or firms, corporation or corporations arising from the conduct or management of or from any work or thing whatsoever done (other than by Landlord or its contractors or the agents or employees of either) in and on the demised premises during the Demised Term and during the period of time, if any, prior to the Term Commencement Date that Tenant may have been given access to the demised premises for the purpose of making installations, and will further indemnify and save harmless Landlord against and from any and all claims arising from any condition of the demised premises due to or arising from any act or omission or negligence of Tenant or any of its agents, contractors, servants, employees, licensees or invitees, and against and from all costs, expenses and liabilities incurred in connection with any such claim or claims or action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, agrees that

Tenant, at Tenant's expense, will resist or defend such action or proceeding and will employ counsel therefor reasonably satisfactory to Landlord. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant.

                  c. Landlord shall indemnify and save harmless Tenant against and from any and all claims by and on behalf of any person or persons, firm or firms, corporation or corporations arising from the conduct or management of or from any work or thing whatsoever done (other than by Tenant or its contractors or the agents or employees of either) in and on the demised premises during the Demised Term and during the period of time, if any, prior to the Term Commencement Date that Tenant may have been given access to the demised premises for the purpose of making installations, and will further indemnify and save harmless Tenant against and from any and all claims arising from any condition of the demised premises due to or arising from any act or omission or negligence of Landlord or any of its agents, contractors, servants, employees, licensees or invitees, and against and from all costs, expenses and liabilities incurred in connection with any such claim or claims or action or proceeding brought thereon; and in case any action or proceeding be brought against Tenant by reason of any such claim, Landlord, upon notice from Tenant, agrees that Landlord, at Landlord's expense, will resist or defend such action or proceeding, and will employ counsel therefor reasonably satisfactory to Tenant.

DESTRUCTION-FIRE OR OTHER CASUALTY

         24. If the demised premises shall be damaged by fire or other casualty and if Tenant shall give prompt notice to Landlord of such damage, Landlord, at Landlord's expense, shall promptly repair such damage. However, Landlord shall have no obligation to repair any damage to, or to replace, Tenant's personal property or any other property or effects of Tenant. If the entire demised premises shall be rendered untenantable by reason of any such damage, the rent shall abate for the period from the date of such damage to the date when such damage shall have been repaired, and if only a part of the demised premises shall be so rendered untenantable, the rent shall abate for such period in the proportion which the area of the part of the demised premises so rendered untenantable bears to the total area of the demised premises. However, if prior to the date when all of such damage shall have been repaired any part of the demised premises so damaged shall be rendered tenantable and shall be used or occupied by Tenant or any person or persons claiming through or under Tenant, then the amount by which the rent shall abate shall be equitably apportioned for the period from the date of any such use or occupancy to the date when all such damage shall have been repaired. Tenant hereby expressly waives the provisions of Section 227 of the New York Real Property Law, and of any successor law of like import then in force, and Tenant agrees that the provisions of this Article shall govern and control in lieu thereof. Notwithstanding the foregoing provisions of this Section, if, prior to or during the Demised Term, (i) the demised premises shall be totally damaged or rendered wholly untenantable by fire or other casualty, and if Landlord shall decide not to restore the demised premises, or (ii) the Building shall be so damaged by fire or other casualty that, in Landlord's opinion, substantial alteration, demolition, or reconstruction of the Building shall be required (whether or not the demised premises shall be damaged or rendered untenantable), then, in any of such events, Landlord at Landlord's option, may give to Tenant, within ninety (90) calendar days after such fire or other casualty, a thirty (30) calendar days' notice of termination of this lease and, in the event such notice is given, this lease and the Demised Term shall come to an end and expire (whether or not said term shall have commenced) upon the expiration of said thirty (30) calendar days with the same effect as if the date of expiration of said thirty (30) calendar days were the Expiration Date, the rent shall be apportioned as of such date and any prepaid portion of rent for any period after such date shall be refunded by Landlord to Tenant.

SUBROGATION

         25. Each of the parties hereto and their successors or assigns hereby waives any and all rights of action for negligence against the other party hereto which may hereafter arise for damage to the premises or to property therein resulting from any fire or other casualty of the kind covered by standard fire insurance policies with extended coverage, regardless of whether or not, or in what amounts, such insurance is now or hereafter carried by the parties hereto, or either of them. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance and also provided that such a policy can be obtained without additional premiums. Both parties agree to use their best efforts to obtain and maintain a waiver of subrogation from their respective carriers if they are insured.

EMINENT DOMAIN

         26. a. In the event that the whole of the demised premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title. In the event that only one part of the demised premises shall be so condemned or taken, then, effective as of the date of vesting of title, the rent hereunder shall be abated in an amount thereof apportioned according to the area of the demised premises so condemned or taken. In the event that only a part of the Building shall be so condemned or taken, then (a) Landlord (whether or not the demised premises be affected) may, at its option, terminate this lease and the term and estate hereby granted as of the date of such vesting of title by notifying Tenant in writing of such termination within 60 days following the date on which Landlord shall have received notice of vesting of title, and (b) if such condemnation or taking shall be of a substantial part of the demised premises or of a substantial part of the means of access thereto, Tenant shall have the right, by delivery of notice in writing to Landlord within 60 days following the date on which Tenant shall have received notice of vesting of title, to terminate this lease and the term and estate hereby granted as of the date of vesting of title or (c) if neither Landlord nor Tenant elects to terminate this lease, as aforesaid, this lease shall be and remain unaffected by such condemnation or taking, except that the rent shall be abated to the extent, if any, hereinabove provided in this
Article 26. In the event that only a part of the demised premises shall be so condemned or taken and this lease and the term and estate hereby granted are not terminated as hereinbefore provided, Landlord will, at its expense, restore the remaining portion of the demised premises as nearly as practicable to the same condition as it was in prior to such condemnation or taking.

                  b. In the event of a termination in any of the cases hereinabove provided, this lease and the term and estate granted shall expire as of the date of such termination with the same effect as if that were the date hereinbefore set for the expiration of the Demised Term, and the rent hereunder shall be apportioned as of such date.

                  c. In the event of any condemnation or taking hereinabove mentioned of all or a part of the Building, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this lease in Tenant, and Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award, except that the Tenant may file a claim for any taking of removable fixtures owned by Tenant and for moving expenses incurred by Tenant.

         It is  expressly  understood  and agreed  that the  provisions  of this
Article  26  shall  not  be  applicable  to  any   condemnation  or  taking  for
governmental occupancy for a limited period.

LIABILITY INSURANCE

         27. a. Tenant will keep in force, at Tenant's expense at all times during the Demised Term and during such other times as Tenant occupies the demised premises or any part thereof:

             i. commercial general liability insurance or comprehensive general liability insurance with broad form endorsement with respect to the demised premises and the operation of Tenant and any Persons under Tenant's Control in, on or about the demised premises in which the limits of coverage shall be not less than Five Million Dollars ($5,000,000) combined single limit per occurrence;

             ii. statutory workers' compensation coverage and employers' liability as required by state law;

             iii. business interruption insurance for a period of not less than one year and such other insurance as Tenant deems necessary to protect its property and its business against all perils commonly insured against by prudent tenants;

             iv. such other insurance with respect to the demised premises and in such amounts as Landlord may from time to time reasonably require against such other insurable hazards or risks which at the time are commonly insured against in the case of property similar to the demised premises and used as provided herein.

             b. The foregoing limits shall be increased from time to time in the event that Landlord, in its reasonable judgment, shall determine that the amounts of insurance are inadequate to pay any claims that may be brought under the foregoing policies. All policies required by this lease shall be written on an occurrence basis. Such policies are to be written by a company having a general policy holder's rating of not less than A and a rating in financial size of not less than XI, as rated in the most current "Best's" insurance reports, and authorized and licensed to issue such policies in the State of New York. Any such insurance required of Tenant hereunder may be furnished by Tenant under any blanket policy carried by it, providing the policy properly allocates the required limits to the demised premises, or under a separate policy thereof. Each policy evidencing insurance as required to be carried by Tenant pursuant to this Article shall contain the following provisions and/or clauses: (i) a cross-liability clause; (ii) a provision that such policy and the coverage carried by Landlord shall be excess insurance; (iii) a provision including Landlord, Landlord's managing agent and other parties (including mortgagees) designated by Landlord as additional insureds with respect to commercial general liability insurance; (iv) a waiver by the insurer of any right of subrogation against Landlord, its agents, employees and representatives which arises or might arise by reason of any payment under such policy or by reasons of any act or omission of Landlord, its agents, employees, or representatives; (v) a severability clause; and (vi) a provision that the insurer will not cancel, materially change, reduce aggregates or coverage or fail to renew the coverage provided by such policy without first giving Landlord and all additional insureds thirty (30) days' prior written notice.

                  c. A copy of each paid-up policy or certificate of insurance accompanied by original endorsements signed by the insurance company evidencing the policies required hereunder, along with evidence of payment and appropriately authenticated by the insurer or its authorized agent certifying that such policy has been issued providing the coverage required by this Article, and containing provisions specified herein, shall be delivered to Landlord not less than fifteen (15) days prior to the earlier of (x) the Term Commencement Date, or (y) the date Tenant shall first take possession of the demised premises for any purpose, and, upon renewals, not less than thirty (30) days prior to the expiration of such coverage.

                  d. If Tenant fails to deliver to Landlord on time any required evidence of insurance coverage, or fails to carry any insurance required hereunder, or by law or governmental regulations, then Landlord may (but is not obligated to) purchase the required coverage on behalf of Tenant, as provided above, in which event Tenant shall pay to Landlord on demand the cost of such insurance coverage plus ten percent (10%) of the amount of such cost as a service charge to Landlord. No such purchase by Landlord shall be deemed a waiver of Tenant's default and Landlord may pursue its full rights and remedies on account of such default.

DEFAULT

         28. a. Upon the occurrence at any time prior to or during the Demised Term, of any one or more of the following events (referred to as "Events of Default"):

                     i. if Tenant shall fail to pay when due or within the applicable grace period any installment of rent or additional rent, and such default shall continue for a period of five (5) days after notice by Landlord to Tenant of such default; or

                    ii. if Tenant shall default in the observance or performance of any term, covenant or condition of this lease on Tenant's part to be observed or performed (other than the covenants for the payment of rent and additional rent) and Tenant shall fail to remedy such default within ten (10) days after notice by Landlord to Tenant of such default, or if such default is of such a nature that it cannot be completely remedied within said period of ten (10) days and Tenant shall not commence within said period of ten (10) days, or shall not thereafter diligently prosecute to completion, all steps necessary to remedy such default; or

                   iii. if Tenant or Tenant's guarantor hereunder (if any) shall file a voluntary petition in bankruptcy or insolvency, or shall be adjudicated a bankrupt or become insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, or shall make an assignment for the benefit of creditors or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any part of Tenant's property; or

                    iv. if, within thirty (30) days after the commencement of any proceeding against Tenant, whether by the filing of a petition or otherwise, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or other present of future applicable federal, state or other statute or law, such proceeding shall not have been dismissed, or if, within thirty (30) days after the appointment of any trustee, receiver or liquidator of Tenant, or of all or any part of Tenant's property, without the consent or acquiescence of Tenant, such appointment shall not have been vacated or otherwise discharged, or if any execution or attachment shall be issued against Tenant or any of Tenant's property pursuant to which the demised premises shall be taken or occupied or attempted to be taken or occupied; or

                      v. if Tenant shall default in the observance or performance of any term, covenant or condition on Tenant's part to be observed or performed under any other lease with Landlord of space in the Building and such default shall continue beyond any grace period set forth in such other lease for the remedying of such default; or

                     vi. if the demised premises shall become vacant, deserted or abandoned; or

                    vii. if Tenant's interest in this lease shall devolve upon or pass to any person, whether by operation of law or otherwise, except as expressly permitted under Article 20;

then, upon the occurrence, at any time prior to or during the Demised Term, of any one or more of such Events of Default, Landlord, at any time thereafter, at Landlord's option, may give to Tenant a five (5) days' notice of termination of this lease and, in the event such notice is given, this lease and the Demised Term shall come to an end and expire (whether or not said term shall have commenced) upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date, but Tenant shall remain liable for damages as provided in Article 29.

                  b. If, at any time, (I) Tenant shall be comprised of two (2) or more persons, or (ii) Tenant's obligations under this lease shall have been guaranteed by any person other than Tenant, or (iii) Tenant's interest in this lease shall have been assigned, the word "Tenant", as used in subsection (iii) and (iv) of Section 28.a, shall be deemed to mean any one or more of the persons primarily or secondarily liable for Tenant's obligations under this lease. Any moneys received by Landlord from or on behalf of Tenant during the pendency of any proceeding of the types referred to in said subsections (iii) and (iv) shall be deemed paid as compensation for the use and occupation of the demised premises and the acceptance of any such compensation by Landlord shall not be deemed an acceptance of rent or a waiver on the part of Landlord of any rights under Section 28.a.

REMEDIES

         29. a. If Tenant shall fail to pay when due or within the applicable grace period any installment of rent or additional rent and such default shall continue for a period of five (5) days after notice by Landlord to Tenant of such default, or if this lease and the Demised Term shall expire and come to an end as provided in Article 28:

                i. Landlord and its agents and servants may immediately, or at any time after such default or after the date upon which this lease and the Demised Term shall expire and come to an end, re-enter the demised premises or any part thereof, without notice, either by summary proceedings or by any other applicable action or proceeding, or by force or otherwise (without being liable to indictment, prosecution or damages therefor), and may repossess the demised premises and dispossess Tenant and any other persons from the demised premises and remove any and all of their property and effects from the demised premises; and

               ii. Landlord, at Landlord's option, may relet the whole or any part or parts of the demised premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Landlord, in its sole discretion, may determine. Landlord shall have no obligation to relet the demised premises or any part thereof and shall in no event be liable for refusal or failure to relet the demised premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this lease or otherwise to affect any such liability. Landlord, at Landlord's option, may make such repairs, replacements, alterations, additions, improvements, decorations and other physical changes in and to the demised premises as Landlord, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this lease or otherwise affecting any such liability.

              b. Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, does hereby waive any and all rights which Tenant and all such persons might otherwise have under any present or future law to redeem the demised premises, or to re-enter or repossess the demised premises, or to restore the operation of this lease, after
(I) Tenant shall have been dispossessed by a judgment or by warrant of any court or judge, or (ii) any re-entry by Landlord, or (iii) any expiration or termination of this lease and the Demised Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this lease. In the event of a breach or threatened breach by Tenant, or any persons claiming through or under Tenant, of any term, covenant or condition of this lease on Tenant's part to be observed or performed, Landlord shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law or in equity as if re-entry, summary proceedings and other special remedies were not provided in this lease for such breach. The rights to invoke the remedies hereinbefore set forth are cumulative and shall not preclude Landlord from invoking any other remedy allowed by law or in equity.

DAMAGES

         30. a. If this lease and the Demised Term shall expire and come to an end as provided in Article 28 or by or under any summary proceeding or any other action or proceeding, or if Landlord shall re-enter the demised premises as provided in Article 29 or by or under any summary proceeding or any other action or proceeding, then, in any of said events:

                i. Tenant shall pay to Landlord all rent, additional rent and other charges payable under this lease by Tenant to Landlord to the date upon which this lease and the Demised Term shall have expired and come to an end or to the date of re-entry upon the demised premises by Landlord, as the case may be; and

               ii. Tenant shall also be liable for and shall pay to Landlord, as damages, any deficiency (referred to as "Deficiency") between the rent and additional rent reserved in this lease for the period which otherwise would have constituted the unexpired portion of the Demised Term and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of Section 29.a for any part of such period (first deducting from the rents collected under any such reletting all of Landlord's expenses in connection with the termination of this lease or Landlord's re-entry upon the demised premises and such reletting including, but not limited to, all repossession costs, brokerage commissions, legal expenses, attorney's fees, alteration costs and other expenses of preparing the demised premises for such reletting). Any such Deficiency shall be paid in monthly installments by Tenant on the days specified in this lease for payment of installments of rent. Landlord shall be entitled to recover from Tenant each monthly Deficiency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Landlord's right to collect the Deficiency for any subsequent month by a similar proceeding; and

               iii. At any time after the Demised Term shall have expired and come to an end or Landlord shall have re-entered upon the demised premises, as the case may be, whether or not Landlord shall have collected any monthly Deficiencies as aforesaid, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, as and for liquidated and agreed final damages, a sum equal to the amount by which the rent and additional rent reserved in this lease for the period which otherwise would have constituted the unexpired portion of the Demised Term exceeds the then fair and reasonable rental value of the demised premises for the same period, both discounted to present worth at the rate of four (4%) per cent per annum. If, before presentation of proof of such liquidated damages to any court, commission or tribunal, the demised premises, or any part thereof, shall have been relet by Landlord for the period which otherwise would have constituted the unexpired portion of the Demised Term, or any part thereof, the amount of rent reserved upon such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the demised premises so relet during the term of the reletting.

                  b. If the demised premises, or any part thereof, shall be relet together with other space in the Building, the rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of this Article 30. Tenant shall in no event be entitled to any rents collected or payable under any reletting, whether or not such rents shall exceed the rent reserved in this lease. Solely for the purposes of this Article, the term rent as used in Section 30.a shall mean the rent in effect immediately prior to the date upon which this lease and the Demised Term shall have expired and come to an end, or the date of re-entry upon the demised premises by Landlord, as the case may be, plus any additional rent payable pursuant to the provisions of Articles 8 & 9 for the Lease Year immediately preceding such event. Nothing contained in Articles 28 and 29 or this Article shall be deemed to limit or preclude the recovery by Landlord from Tenant of the maximum amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which Landlord may be entitled in addition to the damages set forth in Section 30.a.

FEES AND EXPENSES

         31. a. If Tenant shall default in the performance of any covenant on Tenant's part to be performed in this lease contained, Landlord may immediately, or at any time thereafter, without notice, perform the same for the account of Tenant. If Landlord at any time is compelled to pay or elects to pay any sum of money, or do any act which will require the payment of any sum of money, by reason of the failure of Tenant to comply with any provision hereof, or, if Landlord is compelled to or does incur any expense including reasonable attorneys' fees, instituting, prosecuting and/or defending any action or proceeding instituted by reason of any default of Tenant hereunder, the sum or sums so paid by Landlord with all interest, costs and damages, shall be deemed to be additional rent hereunder and shall be due from Tenant to Landlord on the first day of the month following the incurring of such respective expenses, or at Landlord's option on the first day of any subsequent month. In the event that Landlord shall institute any such action or proceeding by reason of a default by Tenant. hereunder, and Tenant shall thereafter cure such default before judgment is entered in such action or proceeding, the sum of $500 shall immediately become due and payable from Tenant to Landlord as and for liquidated damages on account of Landlord's attorneys' fees and other costs and expenses in connection therewith (said sum not to be deemed to be, or construed as, a limitation on Landlord's right to obtain reasonable attorneys' fees in a greater amount where such default is not so cured). Any sum of money (other than rent) accruing from Tenant to Landlord pursuant to any provision of this lease, whether prior to or after the Term Commencement Date, may, at Landlord's option, be deemed additional rent, and Landlord shall have the same remedies for Tenant's failure to pay any item of additional rent when due as for Tenant's failure to pay any installment of rent when due. Tenant's obligations under this Article shall survive the expiration or sooner termination of the Demised Term.

                  b. If any legal action or proceeding is brought by either party against the other pertaining to or arising out of this lease, the final prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees, incurred on account of such action or proceeding.

NO WAIVER

         32. a. No act or thing done by Landlord or Landlord's agents during the Demised Term hereby demised shall be deemed an acceptance of a surrender of said demised premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of said demised premises prior to the termination of this lease. The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of this lease or a surrender of the demised premises. In the event of Tenant at any time desiring to have Landlord underlet the demised premises for Tenant's account, Landlord or Landlord's agents are authorized to receive said keys for such purposes without releasing Tenant from any of the obligations under this lease, and Tenant hereby relieves Landlord of any liability for loss of or damage to any of Tenant's effects in connection with such underletting. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this lease, or any of the Rules and Regulations annexed hereto and made a part hereof, or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the Rules and Regulations annexed hereto and made a part hereof, or hereafter adopted against Tenant and/or any other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations. No provision of this lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent then owing nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided.

                  b. Landlord's failure to render a Landlord's Statement with respect to any Lease Year per Articles 8 & 9 shall not prejudice Landlord's right to render a Landlord's Statement with respect to any subsequent Lease Year. The obligations of Landlord and Tenant under the provisions of Articles 8 & 9 with respect to any additional rent for any Lease Year shall survive the expiration or any sooner termination of the Demised Term.

WAIVER OF TRIAL BY JURY

         33. To the extent such waiver is permitted by law, Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by Landlord or Tenant against the other on any matter whatsoever arising out of or in any way connected with this lease, the relationship of landlord and tenant, the use or occupancy of the demised premises by Tenant or any person claiming through or under Tenant, any claim of injury or damage, and any emergency or other statutory remedy. The provisions of the foregoing sentence shall survive the expiration or any sooner termination of the Demised Term. If Landlord commences any summary proceeding for nonpayment of rent or otherwise to recover possession of the demised premises, Tenant agrees not to interpose any counterclaim of any nature or description in any such proceeding except for compulsory counterclaims.

BILLS AND NOTICES

         34. Except as otherwise expressly provided in this lease, any bills, statements, notices, demands, requests or other communications given or required to be given under this lease shall be effective only if rendered or given in writing, sent by registered or certified mail (return receipt requested optional), addressed (A) to Tenant (I) at Tenant's address set forth in this lease if mailed prior to Tenant's taking possession of the demised premises, or
(ii) at the Building if mailed subsequent to Tenant's taking possession of the demised premises with a copy to AMNEX, Inc., 100 West Lucerne Circle, Suite 100, Orlando, Florida 32801-4400 Attention: V.P. Legal, or (iii) at any place where Tenant or any agent or employee of Tenant may be found if mailed subsequent to Tenant's vacating, deserting, abandoning or surrendering the demised premises, or (B) to Landlord at Landlord's address set forth in this lease, or (C) addressed to such other address as either Landlord or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this Article. Any such bill, statement, notice, demand, request or other communication shall be deemed to have been rendered or given on the date when it shall have been mailed as provided in this Article.

INABILITY TO PERFORM; INTERRUPTION OF SERVICE

         35. a. If, by reason of strikes or other labor disputes, fires or other casualty (or reasonable delays in adjustment of insurance), accidents, orders or regulations of any Federal, State, County or Municipal authority, or any other cause beyond Landlord's reasonable control, whether or not such other cause shall be similar in nature to those hereinbefore enumerated, Landlord is unable to furnish or is delayed in furnishing any utility or service required to be furnished by

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Landlord under the provisions of this lease or any collateral instrument,  or is
unable  to  perform  or  make  or  is  delayed  in   performing  or  making  any
installations, decorations, repairs, alterations, additions or improvements, whether or not required to be performed or made under this lease or under any collateral instrument, or is unable to fulfill or is delayed in fulfilling any of Landlord's other obligations under this lease or any collateral instrument, except as set forth in Article 24, no such inability or delay shall constitute an actual or constructive eviction, in whole or in part, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise, nor shall any such delay or inability to perform on the part of Landlord in any way affect this lease and the obligation of Tenant to pay rent hereunder and to perform all of the other covenants and agreements to be performed by Tenant hereunder. Notwithstanding any provision to the contrary, Tenant's continuing obligation under this subparagraph a. of Article 35 to pay rent and to perform all of the other covenants and agreements of this lease agreement shall terminate in the event the Landlord's inability to furnish any utility or service or delay in furnishing any utility or service, or inability to perform or make any repairs or delay in performing or making any repairs, continues for a period of one year.

                  b. Landlord reserves the right to stop the services of the air conditioning, elevator, escalator, plumbing, electrical or other mechanical systems or facilities in the Building when necessary by reason of accident or emergency, or for repairs, alterations, replacements or improvements which in the judgment of Landlord are desirable or necessary, until such repairs, alterations, replacements or improvements shall have been completed. In the event that Landlord is unable to complete the repairs, replacement and improvement within a reasonable amount of time which in no event shall be less than five (5) days, and further provided that the repair, alteration or improvement is significantly harming or hindering Tenant's use of the demised premises, Tenant shall be entitled to an abatement of the pro-rata share of the annual rental rate adjusted for the percentage of the Premises not useable by Tenant until the repairs, alterations, replacement or improvement is completed. The exercise of such rights by Landlord shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise, except as otherwise stated in this Article.

CONDITIONS OF LANDLORD'S LIABILITY

         36. a. Tenant shall not be entitled to claim a constructive eviction from the demised premises unless Tenant shall have first notified Landlord of the condition or conditions giving rise thereto, and if the complaints be justified, unless Landlord shall have failed to remedy such conditions within a reasonable time after receipt of such notice.

                  b. If Landlord shall be unable to give possession of the demised premises on any date specified for the commencement of the term by reason of the fact that the demised premises have not been sufficiently completed to make same ready for occupancy, or for any other reason, Landlord shall not be subject to any liability for the failure to give possession on said date, nor shall such failure in any way affect the validity of this lease or the obligations of Tenant hereunder except that the Term Commencement Date shall be the date on which Landlord gives possession of the demised premises to Tenant. The provisions of this Article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

TENANT'S TAKING POSSESSION

         37. Tenant by entering into occupancy of the premises shall be conclusively deemed to have agreed that Landlord up to the time of such occupancy has performed all of its obligations hereunder and that the premises were in satisfactory condition as of the date of such occupancy, unless within ten (l0) days after such date Tenant shall give written notice to Landlord specifying the respects in which the same were not in such condition.

ENTIRE AGREEMENT

         38. This lease contains the entire agreement between the parties and all prior negotiations and agreements are merged herein. Neither Landlord nor Landlord's agent or representative has made any representation, or statement, or promise, upon which Tenant has relied regarding any matter or thing relating to the Building, the land allocated to it, (including the Building Parking Area and the Building C Parking Area) or the demised premises, or any other matter whatsoever, except as is expressly set forth in this lease, including, but without limiting the generality of the foregoing, any statement, representation or promise as to the fitness of the demised premises for any particular use, the services to be rendered to the demised premises or the prospective amount of any item of additional rent. No oral or written statement, representation or promise whatsoever with respect to the foregoing or any other matter made by Landlord, its agents or any broker, whether contained in an affidavit, information circular, or otherwise shall be binding upon the Landlord unless expressly set forth in this lease. No rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth in this lease. This lease may not be changed, modified or discharged, in whole or in part, orally, and no executory agreement shall be effective to change, modify or discharge, in whole or in part, this lease or any obligations under this lease, unless such agreement is set forth in a written instrument executed by the party against whom enforcement of the change, modification or discharge is sought. All references in this lease to the consent or approval of Landlord shall be deemed to mean the written consent of Landlord, or the written approval of Landlord, as the case may be, and no consent or approval of Landlord shall be effective for any purpose unless such consent or approval is set forth in a written instrument executed by Landlord.

DEFINITIONS

         39. The term "landlord" as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and Building (or the owner of a lease of the Building or of the land and Building) of which the demised premises form a part, so that in the event of any sale or other transfer of said land and Building or of said lease, or in the event of a lease of the Building, or of the land and Building, the said Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed as a covenant running with the land without further agreement between the parties or their successors in interest, or between the parties and the purchaser or other transferee at any such sale, or the said lessee of the Building, or of the land and Building, provided that the purchaser, transferee or the lessee of the Building assumes and agrees to carry out any and all covenants and obligations of Landlord hereunder. The words "re-enter", "re-entry" and "re-entered" as used in this lease are not restricted to their technical legal meanings. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days observed by the State and Federal Government as legal holidays.

            The terms "person" and "persons" as used in this lease shall be deemed to include natural persons, firms, corporations, associations and any other private or public entities, whether any of the foregoing are acting on their own behalf or in a representative capacity.

PARTNERSHIP TENANT

         40. If Tenant is a partnership (or is comprised of two (2) or more persons, individually and as co-partners of a partnership) or if Tenant's interest in this lease shall be assigned to a partnership (or to two (2) or more persons, individually and as co-partners of a partnership) pursuant to Article 20 (any such partnership and such person, being referred to in this Section as "Partnership Tenant"), the following provisions of this Section shall apply to such Partnership Tenant: (a) the liability of each of the parties comprising Partnership Tenant shall be joint and several, and (b) each of the parties comprising Partnership Tenant hereby consents in advance to, and agrees to be bound by, any modifications of this lease which may hereafter be made and by any notices, demand, requests or other communications which may hereafter be given, by Partnership Tenant or by any of the parties comprising Partnership Tenant, and (c) any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant and to all such parties and shall be binding upon Partnership Tenant and all such parties, and (d) if Partnership Tenant shall admit new partners, all of such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this lease on Tenant's part to be observed and performed, and (e) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new partner shall assume performance of all of the terms, covenants and conditions of this lease on Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of subdivision (d) of this Section).

SUCCESSORS, ASSIGNS, ETC.

         41. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this lease, their respective assigns.

APPLICATION OF INSURANCE PROCEEDS, WAIVER OF SUBROGATION

         42. In any case in which Tenant shall be obligated under any provisions of this lease to pay to Landlord any loss, cost, damage, liability or expense suffered or incurred by Landlord, Landlord shall allow to Tenant as an offset against the amount thereof the net proceeds of any insurance collected by Landlord for or on account of such loss, cost, damage liability or expense, provided that the allowance of such offset does not invalidate or prejudice the policy or policies under which such proceeds were payable. In any case in which Landlord shall be obligated under any provisions of this lease to pay to Tenant any loss, cost, damage, liability or expense suffered or incurred by Tenant, Tenant shall allow to Landlord as an offset against the amount thereof the net proceeds of any insurance collected by Tenant for or on account of such loss, cost damage, liability or expense, provided that the allowance of such offset does not invalidate or prejudice the policy or policies under which such proceeds were payable.

CAPTIONS AND INDEX

         43. The captions and the index at the beginning of the lease, if any, are included only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

RECOVERY FROM LANDLORD

         44. a. Tenant shall look solely to the estate and property of Landlord in the land and building of which the demised premises are a part, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and/or conditions of the lease to be observed and/or performed by Landlord, and no other property or assets of such Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies.

                  b. With respect to any provision of this lease which provides for Landlord's approval and/or consent, Tenant, in no event, shall be entitled to make, nor shall Tenant make any claim, and Tenant hereby waives any claim, for money damages; nor shall Tenant claim any money damages by way of set-off, counterclaim or defense, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed any such consent or approval.

BROKER

         45. Tenant represents and warrants to Landlord that Island Realty is the sole broker who brought the demised premises to Tenant's attention and with whom Tenant has negotiated in bringing about this lease. Tenant agrees to indemnify, defend and save Landlord harmless of, from and against any and all claims (and all expenses and fees, including attorneys fees, related thereto) for commissions or compensation made by any other broker or entity, arising out of or relating to the breach by Tenant of the foregoing representation. As, if and when this lease shall be fully executed and unconditionally delivered by both Landlord and Tenant, Landlord agrees to pay any commission that may be due the above-named broker in connection with this lease in accordance with a separate agreement between Landlord and said broker.

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

MORTGAGEE'S CONSENT

         46. Landlord and Tenant hereby acknowledge that this lease is subject to Landlord's obtaining the written approval of Mitsui to this lease. Landlord agrees to submit a copy of this lease to Mitsui for Mitsui's written approval promptly after the execution hereof. The failure of Landlord to obtain Mitsui's approval to this Lease shall not result in any liability from Landlord to Tenant, or give rise to any claim in favor of Tenant against Landlord by reason thereof. In the event that Mitsui's written approval to this Agreement is not obtained on or before the date that is twenty (20) days after the date hereof, then this Agreement shall automatically terminate and shall be deemed null and void ab initio, and neither party shall have any further rights or obligations hereunder.

NET LEASE

         47. Except as may be otherwise expressly provided herein, it is the intention, understanding, and agreement of Landlord and Tenant that this lease is, and shall constitute a Net Net Net lease, and that Landlord shall receive its base rent and all other additional rent without setoff deduction, or offset for any charges or expenses incurred in the ownership, operation, maintenance or repair of the demised premises.

SECURITY

         48. Tenant has deposited with Landlord the sum of $50,000 for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any sum as to which Tenant is in default. Landlord shall deposit Tenant's security in an interest bearing account. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant as follows: (a) $5,000 on the first anniversary of the Term Commencement Date; (b) $5,000 on the second anniversary of the Term Commencement Date; (c) $5,000 on the third anniversary of the Term Commencement Date; (d) $5,000 on the fourth anniversary of the Term Commencement Date; and the remaining $30,000 and all accrued interest after the date fixed at the end of this lease and after delivery of entire possession of the demised premises to Landlord. In the event of a sale of the land and Building or leasing of the Building, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security. Tenant covenants that it will not assign or encumber or attempt to assign or encumber the moneys deposited here as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

IN WITNESS WHEREOF

Landlord and Tenant have respectively signed and sealed this lease as of the day and year first written above.

Witness for Landlord:                       WE'RE ASSOCIATES COMPANY


                                            BY:/s/ Bennett Rechler

                                            Bennett Rechler
                                            (Print Name)



Witness for Tenant:                         CRESCENT PUBLIC COMMUNICATIONS, INC.

                                            By: /s/ A.M. Scalice

                                            A. M. Scalice
                                            (Print Name)

                                            President
                                            (Title)


                                       33

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